SEMI-ANNUAL
                                     REPORT
                               DECEMBER 31, 2001







                                              THE
                                      [LOGO] ADVOCACY
                                              FUND




                                  INVESTING FOR
                                 A BETTER WORLD

                                TABLE OF CONTENTS
--------------------------------------------------------------------------------


    A Message to Our Shareholders...........................................2

    Schedule of Investments ................................................6

    Statement of Assets and Liabilities.....................................8

    Statement of Operations.................................................9

    Statement of Changes in Net Assets.....................................10

    Financial Highlights...................................................11

    Notes to Financial Statements..........................................12




                                                                               1


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{LOGO]THE ADVOCACY FUND         A MESSAGE TO OUR SHAREHOLDERS
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Dear Shareholders,

During the last six months of 2001, investors' ordinary concerns were overshadowed by the terrorist attacks of September 11 and the market and political responses engendered by them. Volatility increased sharply in both U.S. and international stock markets after September 11th, as investors attempted to quantify the eventual economic and financial effects. As can happen in times of great uncertainty, financial markets become volatile and then the initial period of overreaction abates as the future unfolds and life assumes a new equilibrium.


INVESTMENT PERFORMANCE
---------------------------------------------------------------------------------------------------------------
                                        Three Months      Six Months
                                            Ending          Ending        Calendar Year     Since Inception
                                          12/31/2001       12/31/2001         2001           (9/1/2000)

Advocacy Fund                              11.94%           -7.13%          -17.00%            -23.25%
The S&P 500 Index                          10.69%           -5.55%          -11.87%            -17.99%
Lipper Large Cap Core Average              10.63%           -5.98%          -13.77%            -18.58%
---------------------------------------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT AN INDICATION OF FUTURE RESULTS. RETURNS GREATER THAN ONE YEAR ARE ANNUALIZED. PLEASE REFER TO PAGE X FOR IMPORTANT DISCLOSURE INFORMATION.

In our June report, we noted that we were optimistic that economic and market recovery may begin shortly, based on the significant cuts in short-term interest rates that had already been effected. We now estimate that the economic reaction to the terrorist attacks delayed economic recovery by approximately five to six months; accordingly, we are now looking for a slow and drawn-out economic recovery potentially beginning in the second quarter of 2002.

The preconditions for this recession were laid in overinvestment in the technology and telecommunications sectors. As demand for technology and telecommunications equipment slowed in early 2000, these New Economy businesses experienced both excess capacity and excess inventory. In response, businesses cut back production to below the level of current demand. Now that many inventories are once again at appropriate levels, production will need to increase back to a level sufficient to meet current demand. We are not forecasting a rapid return to pre-recession levels of economic growth and vitality, but we do think economic growth is about to resume in the near future; indeed, with the exception of travel-related industries, service sector employment has held up quite well throughout 2001.

To support our analysis we provide the following example. In 1999, fears about Y2K led to a synchronization of the replacement cycles for computer and telecommunications equipment - that is, in many cases computer equipment and software was replaced or updated in the months before January 1, 2000. This had two effects: an inability by technology producers to distinguish between a permanently higher level of demand and a cyclically increased demand, and a sharp drop-off in replacement investment immediately after January 1, 2000, since most equipment had just been replaced. With the turn of the millennial calendar, demand for new equipment dried up, just as the industry had ramped up production. Production was scaled back and workers were let go. Two years later, those machines purchased in 1999 are now reaching the end of their useful life and a new replacement cycle is starting. We do not believe we will see a return to the technology heyday of the late `90s any time soon, but we believe that there will be increased demand - and hence increased investment spending and jobs - over last year.

Similarly, the airline industry slashed capacity by 20% in the weeks following September 11th.

2


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A MESSAGE TO OUR SHAREHOLDERS                          [LOGO] THE ADVOCACY FUND
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As air travel  slowly  resumes,  we  anticipate  that airlines will begin making modest additions to their schedules, thereby creating service-related jobs in the airline and related travel industries.

Federal fiscal policy is doing relatively little to increase the pace of the economic recovery. Because the federal tax cut passed last year was heavily back-end loaded, it provided relatively little economic stimulus in 2001 and instead promises large amounts of stimulus toward the middle and end of the decade, a time when we may not need - or want - such stimulus. In addition, after several years of running surpluses, the federal government, now in deficit, has returned to the debt markets. This, coupled with expected increased business borrowings as the economy recovers, leads us to believe that interest rates will rise modestly over the next twelve months.

Historically, the stock market generally anticipates economic events by about six months. Consistent with this, stocks staged a major recovery in the last three months of 2001. While we anticipate a somewhat muted profit recovery for the next year, we expect that corporate profits will begin to recover, making the stock market appear attractively valued.

Three stocks that contributed significantly to the six-month return for The Advocacy Fund (the "Fund") were Best Buy Co., Inc., a discount merchandiser of consumer electronics, still recovering from a price drop in late 2000, IDACORP, Inc., an electric utility owning and operating primarily hydroelectric power plants, and Johnson & Johnson, which benefited from investors' preference for stable and predictable earnings in a volatile market.

Four stocks, EMC Corp., Qwest Communications, CVS Corp., and AES Corp., together accounted for 4.8% of the loss for the Fund in the past six months. After concluding that their prospects for earning recovery were limited, we sold Qwest Communications, a telecommunications company affected by severely negative trends in telecommunications orders, and CVS Corp., a drugstore chain, which was experiencing pricing pressure from prescription benefit managers and from a highly promotional and sale oriented market for consumer health and beauty aids. We took advantage of the 54% price decline in EMC Corp. to increase our holding, as we judged that the company's core business of providing hardware and software for corporate data storage was sound. We decreased our position in AES Corp., a major energy distributor and producer of electrical power, as we wait for turbulent energy markets to settle.

SOCIAL ISSUES

Since our last report to shareholders, the nation's preoccupation with terrorism has understandably dominated public discourse. Our challenge, as a firm long committed to promoting equity, justice and environmental responsibility, is to ensure that our shareholder activism continues to remain meaningful, relevant and effective in this new context. We believe that the events of September 11 dramatically underscored the urgent need for all nations to nurture democracy, human rights and sustainable economic activity. It remains our philosophy that investors have a crucial role to play in ensuring that corporations promote - or at the least, do not undermine - these social and environmental goals.

After the events of September 11 and the recession, the implosion of Enron Corporation has been a dominant concern for the nation's investors. We are pleased to report that the Fund did not invest in Enron due to our concerns with a number of its practices, even prior to revelations about its accounting practices.

                                                                               3


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[LOGO]THE ADVOCACY FUND        A MESSAGE TO OUR SHAREHOLDERS
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Nonetheless,  the effects of the Enron debacle will be far-reaching.  We believe that companies that utilize aggressive accounting principles are not well understood by many investors. We expect that aggressive accounting practices of other companies, particularly those like the alleged practices conducted by Enron, and those that involve unregulated financial enterprises, will come under intensified scrutiny. In addition, Enron's critical role in shaping national and state energy policies is adding fuel to the national debate over undue corporate influence over national policymaking. Investments in corporations that rely heavily on the use of their political capital as a core business strategy may entail greater risks due to increased government oversight and public scrutiny. Trillium Asset Management Corporation considers these risks as a part of our investment analysis for the Fund.

With the spring annual meeting season fast approaching, the Fund has been active in the following shareholder resolutions and shareholder dialogues. (The full text of the proposals can be viewed on Trillium Asset Management Corporation's Web site at WWW.TRILLIUMINVEST.COM.)

o At EMC Corp., the Fund filed a shareholder proposal calling upon the company to establish a diverse board of directors with respect to race and gender.

o At Citigroup, Inc., the Fund joined in a shareholder resolution asking the company to link CEO pay with progress in reducing predatory lending practices. Citigroup, Inc. is the parent company of Associates First, a subprime lender with a historically troubled record of discriminatory lending practices. Such lending practices are a problem throughout the industry.

o Working with a coalition of environmental and human rights groups, Trillium Asset Management has been in dialogue with management at two Fund holdings: Citigroup, Inc. and JP Morgan Chase & Co., over the banks' role in the funding of the 3 Gorges Dam in China and other projects connected to possible abuses of the environment and human rights. Trillium Asset Management Corporation filed a shareholder resolution this year at Citigroup, Inc. as part of a dialogue to pressing the bank to incorporate environmental and human rights criteria into their lending and underwriting businesses.

o The Fund filed shareholder proposals at Merck & Co., Inc. ("Merck") and Johnson & Johnson requesting that the companies implement policies to provide affordable drugs to HIV/AIDS, TB and Malaria victims in Africa. After a constructive dialogue, we have withdrawn the proposal at Johnson & Johnson, but will continue discussions with the company on the issues of patents and the Global AIDS Fund. Our resolution at Merck addresses the same set of issues.

o The Fund has filed a shareholder proposal at IDACORP, Inc. asking the company to report to shareholders on the costs of any environmental mitigation that may be necessary to renew its license to operate the Hells Canyon Complex of dams on the Snake River.

o We are taking part in discussions with Home Depot, Inc. ("Home Depot") and CERES to explore Home Depot's joining the latter organization. CERES, which stands for the Coalition on Environmentally Responsible Economies, is a group dedicated to developing and promoting standardized corporate environmental reporting, and promoting corporate interaction with environmentally concerned investors and stakeholder groups.

4


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A MESSAGE TO OUR SHAREHOLDERS                           [LOGO] THE ADVOCACY FUND
--------------------------------------------------------------------------------

o The Fund has participated in discussion with Starbucks Corp. on the company's efforts to provide non-genetically engineered foods and beverages to its customers.

The Fund has purchased nominal holdings in three companies in order to pursue dialogue and possible shareholder resolutions addressing certain issues:

o At PG&E Corp., the Fund will be monitoring the company's progress on environmental issues. PG&E Corp. is an operating public utility engaged principally in the business of providing electricity and natural gas distribution and transmission services throughout most of Northern and Central California.

o The Fund has called for Target Corp. to follow other leading retailers and adopt a vendor code of conduct to protect against the sale of sweatshop-produced merchandise. We are also in discussion with Target Corp. regarding the selling of merchandise that bears Native American images and names, some of which have been contested by Native American entities.

o The Fund has purchased a position in restaurant giant Tricon Global Restaurants, Inc. ("Tricon") the parent company of KFC, Taco Bell and Pizza Hut. This year Tricon faced a shareholder resolution from other investors asking that the company adopt a supplier standard requiring its tomato suppliers to comply with specific human and labor rights standards for their workers. The Fund will retain its position in Tricon to support this work in the next shareholder season, if necessary.

Except in the case of IDACORP, Inc., all of the above mentioned shareholder proposals were filed in collaboration with other shareholders.

Sincerely,

/S/ Cheryl Smith

Cheryl Smith, CFA
TRILLIUM ASSET MANAGEMENT CORPORATION

------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE FUND'S HISTORICAL PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. THE FUND'S RETURN ASSUMES THE REINVESTMENT OF DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS. FOR THE PERIOD REPORTED, SOME OF THE FUND'S FEES WERE WAIVED OR EXPENSES REIMBURSED; OTHERWISE, TOTAL RETURN WOULD HAVE BEEN LOWER.

THE LIPPER AVERAGES ARE COMPILED BY LIPPER INC., AN INDEPENDENT MUTUAL FUND RESEARCH AND RATING SERVICE. EACH LIPPER AVERAGE REPRESENTS A UNIVERSE OF FUNDS THAT ARE SIMILAR IN INVESTMENT OBJECTIVE OF THE FUND. THE S&P 500 INDEX IS AN UNMANAGED INDEX REPRESENTING THE AVERAGE PERFORMANCE OF 500 WIDELY HELD, PUBLICLY TRADED, LARGE CAPITALIZATION STOCKS. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

THE VIEWS IN THIS REPORT WERE THOSE OF THE FUND'S MANAGER AS OF DECEMBER 31, 2001, AND MAY NOT REFLECT THE VIEWS OF THE MANAGER ON THE DATE THIS REPORT IS FIRST PUBLISHED OR ANY TIME THEREAFTER. THESE VIEWS ARE INTENDED TO ASSIST
SHAREHOLDERS OF THE FUND IN UNDERSTANDING THEIR INVESTMENT IN THE FUND AND DO NOT CONSTITUTE INVESTMENT ADVICE. (02/02)

                                                                               5

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  [LOGO] THE ADVOCACY FUND
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SCHEDULE OF INVESTMENTS (unaudited)
December 31, 2001
--------------------------------------------------------------------------------
SHARES          SECURITY DESCRIPTION                            VALUE
--------------------------------------------------------------------------------

COMMON STOCK - 99.4%

CONSUMER DISCRETIONARY - 14.4%
  1,300    AOL Time Warner, Inc. +                        $     41,730
    450    Best Buy Co., Inc. +                                 33,516
  1,300    Home Depot, Inc.                                     66,313
    650    McGraw-Hill Cos., Inc.                               39,637
    550    New York Times Co.                                   23,787
  1,000    Staples, Inc. +                                      18,700
  1,700    Starbucks Corp. +                                    32,385
    200    Target Corp.*                                         8,210
     75    Tricon Global Restaurants, Inc. + *                   3,690
                                                            ------------
                                                               267,968
                                                            ------------
CONSUMER STAPLES - 7.3%
  1,000    PepsiCo, Inc.                                        48,690
    750    Procter & Gamble Co.                                 59,348
  1,050    SYSCO Corp.                                          27,531
                                                            ------------
                                                               135,569
                                                            ------------
ENERGY - 5.5%
    330    Apache Corp.                                         16,460
    700    B.J. Services Co. +                                  22,715
    550    Baker Hughes, Inc.                                   20,058
    425    BP Plc ADR                                           19,767
    475    Royal Dutch Petroleum Co. ADR                        23,285
                                                           ------------
                                                               102,285
                                                           ------------
FINANCIALS - 20.6%
    400    Ambac Financial Group, Inc.                          23,144
    725    American International Group, Inc.                   57,565
  1,550    Citigroup, Inc.                                      78,244
    600    Commerce Bancorp, Inc.                               23,604
    875    Fannie Mae                                           69,563
    750    Fifth Third Bancorp                                  46,185
  1,350    J.P. Morgan Chase & Co.                              49,072
    775    TCF Financial Corp.                                  37,185
                                                            ------------
                                                               384,562
                                                            ------------
HEALTH CARE - 16.0%
    550    Amgen, Inc. +                                        31,042
    700    Baxter International, Inc.                           37,541
    450    Elan Corp. Plc  ADR +                                20,277
    750    Genzyme Corp. +                                      44,895
    850    Johnson & Johnson                                    50,235
    900    Medtronic, Inc.                                      46,089
    610    Merck & Co., Inc.                                    35,868
    450    UnitedHealth Group, Inc.                             31,847
                                                            ------------
                                                               297,794
                                                            ------------
See Notes to Financial Statements.

6


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                                                    [LOGO] THE ADVOCACY FUND
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SCHEDULE OF INVESTMENTS (unaudited)
December 31, 2001
--------------------------------------------------------------------------------
 SHARES         SECURITY DESCRIPTION                           VALUE
--------------------------------------------------------------------------------

INDUSTRIALS - 6.8%
    500    Expeditors International of Washington, In$.   $     28,475
    250    Illinois Tool Works, Inc.                            16,930
    325    Minnesota Mining & Manufacturing Co.                 38,418
    300    United Parcel Service, Inc.                          16,350
    550    W.W. Grainger, Inc.                                  26,400
                                                           -------------
                                                               126,573
                                                           -------------
INFORMATION TECHNOLOGY - 20.7%
  1,325    Altera Corp. +                                       28,116
    550    Analog Devices, Inc. +                               24,414
  2,700    Cisco Systems, Inc. +                                48,897
  2,675    EMC Corp. +                                          35,952
  1,700    Intel Corp.                                          53,465
    325    International Business Machines Corp.                39,312
    920    Microsoft Corp. +                                    60,968
    900    Nokia Corp. ADR                                      22,077
  2,400    Oracle Corp. +                                       33,144
  3,300    Sun Microsystems, Inc. +                             40,722
                                                           -------------
                                                               387,067
                                                           -------------
MATERIALS - 1.7%
    350    Cabot Corp.                                          12,495
    500    Ecolab, Inc.                                         20,125
                                                           -------------
                                                                32,620
                                                           -------------
TELECOMMUNICATION SERVICES - 3.0%
  1,450    SBC Communications, Inc.                             56,797
                                                           -------------
UTILITIES - 3.4%
    325    AES Corp. +                                           5,314
    400    IDACORP, Inc.                                        16,240
    700    KeySpan Corp.                                        24,255
    550    National Fuel Gas Co.                                13,585
    175    PG&E Corp. *                                          3,367
                                                           -------------
                                                                62,761
                                                           -------------
Total Common Stock (Cost $1,900,463)                         1,853,996
                                                           -------------
SHORT-TERM INVESTMENTS - 0.6%
CASH MANAGEMENT ACCOUNTS - 0.6%
     12,303 PAX World Money Market Fund                         12,303
           (Cost $12,303)                                  -------------


TOTAL INVESTMENTS IN SECURITIES
  (COST $1,912,766) - 100.0%                              $  1,866,299
OTHER ASSETS AND LIABILITIES, NET - 0.0%                          (882)
TOTAL NET ASSETS - 100.0%                                  -------------
                                                          $  1,865,417
                                                           =============

-------------------------------------------------
+ Non-income producing security.
* Security purchased for the purpose of shareholder activism.

See Notes to Financial Statements.

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  [LOGO] THE ADVOCACY FUND
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STATEMENT OF ASSETS AND LIABILITIES (unaudited)
December 31, 2001
--------------------------------------------------------------------------------

ASSETS
  Total investments,at value (Cost $1,912,766) (Note 2)            $   1,866,299
  Receivable from adviser (Note 3)                                        32,015
  Receivable for Fund shares sold                                            100
  Interest, dividends and other receivables                                1,264
  Prepaid expenses                                                           111
                                                            --------------------
Total Assets                                                           1,899,789
                                                            --------------------

LIABILITIES
  Payable to administrator (Note 3)                                        2,077
  Accrued expenses and other liabilities                                  32,295
                                                            --------------------

Total Liabilities                                                         34,372
                                                            --------------------

NET ASSETS                                                         $   1,865,417
                                                            ====================

COMPONENTS OF NET ASSETS
  Paid-in capital                                                  $   2,041,772
  Undistributed net investment loss                                      (2,754)
  Accumulated net realized loss from investments                       (127,134)
  Unrealized depreciation of investments                                (46,467)
                                                            --------------------

NET ASSETS                                                         $   1,865,417
                                                            ====================

SHARES OF BENEFICIAL INTEREST                                            265,340

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION
PRICE PER SHARE                                                    $        7.03


See Notes to Financial Statements.

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                                                    [LOGO] THE ADVOCACY FUND
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STATEMENT OF OPERATIONS (unaudited)
Period Ended December 31, 2001
--------------------------------------------------------------------------------

INVESTMENT INCOME
  Interest income                                                   $       666
  Dividend income                                                         7,838
                                                           ---------------------
Total Investment Income                                                   8,504
                                                           ---------------------

EXPENSES
  Investment advisory (Note 3)                                            4,877
  Administration (Note 3)                                                12,375
  Transfer agency (Note 3)                                               16,706
  Custody (Note 3)                                                        3,692
  Trustees                                                                   25
  Reporting                                                               5,446
  Compliance                                                              6,279
  Accounting (Note 3)                                                    18,150
  Audit                                                                   8,700
  Miscellaneous                                                           5,268
                                                           ---------------------
Total Expenses                                                           81,518
  Fees waived and expenses reimbursed (Note 4)                          (70,260)
                                                           ---------------------
Net Expenses                                                             11,258
                                                           ---------------------

NET INVESTMENT LOSS                                                      (2,754)
                                                           ---------------------

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS
  Net realized loss on investments                                     (106,677)
  Net change in unrealized appreciation of investments                   36,357
                                                           ---------------------

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS                         (70,320)
                                                           ---------------------

NET DECREASE IN NET ASSETS FROM OPERATIONS                          $   (73,074)
                                                           =====================




See Notes to Financial Statements.

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[LOGO] THE ADVOCACY FUND
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STATEMENT OF CHANGES IN NET ASSETS (unaudited)
--------------------------------------------------------------------------------


                                                                   July 1, 2001             September 1, 2000
                                                                        to                         to
                                                                December 31, 2001           June 30, 2001 (a)
                                                            ---------------------------  ------------------------

OPERATIONS
  Net investment loss                                             $     (2,754)              $    (1,250)
  Net realized loss on investments                                    (106,677)                  (20,457)
  Net change in unrealized appreciation (depreciation)
  of investments                                                        36,357                   (82,824)
                                                            ---------------------------  ------------------------
Net Decrease in Net Assets from Operations                             (73,074)                 (104,531)
                                                            ---------------------------  ------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income                                                   -                         -
                                                            ---------------------------  ------------------------

CAPITAL SHARE TRANSACTIONS
  Sale of shares                                                       665,236                 1,396,585
  Redemption of shares                                                 (18,691)                     (108)
                                                            ---------------------------  ------------------------
Net Increase from Capital Transactions                                 646,545                 1,396,477
                                                            ---------------------------  ------------------------

Net Increase in Net Assets                                             573,471                 1,291,946
                                                            ---------------------------  ------------------------

NET ASSETS
  Beginning of period                                                1,291,946                         -
  End of period (A)                                              $   1,865,417              $  1,291,946
                                                            ===========================  ========================

SHARE TRANSACTIONS
  Sale of shares                                                        97,147                   170,759
  Redemption of shares                                                  (2,553)                      (13)
                                                             --------------------------  ------------------------
Net Increase in Shares                                                  94,594                   170,746
                                                            ===========================  ========================

(A) Undistributed Net Investment Loss                             $     (2,754)             $          -
                                                            ===========================  ========================



---------------------------------------------
(a) Commenced operations on September 1, 2000.

See Notes to Financial Statements.

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                                                        [LOGO] THE ADVOCACY FUND
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FINANCIAL HIGHLIGHTS (unaudited)
--------------------------------------------------------------------------------

Selected per share data and ratios for a share outstanding throughout the period.

                                                              Period Ended        Period Ended
                                                            December 31, 2001   June 30, 2001 (a)
                                                            ------------------  ------------------

NET ASSET VALUE, Beginning of Period                                    $7.57              $10.00
                                                            ------------------  ------------------

OPERATIONS
  Net investment loss                                                   (0.01)              (0.01)
  Net realized and unrealized loss on investments                       (0.53)              (2.42)
                                                            ------------------  ------------------
Total from Operations                                                   (0.54)              (2.43)
                                                            ------------------  ------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income                                                     -                   -
                                                            ------------------  ------------------

NET ASSET VALUE, End of Period                                          $7.03               $7.57
                                                            ==================  ==================

TOTAL RETURN                                                            (7.13%)            (24.30%)

RATIO/SUPPLEMENTARY DATA
Net assets at end of period (000's omitted)                            $1,865              $1,292
Ratios to average net assets (b)
   Expenses, including waiver of fees                                    1.50%               1.50%
   Expenses, excluding waiver of fees                                   10.86%              29.03%
   Net investment loss, including waiver of fees                        (0.37%)             (0.27%)


PORTFOLIO TURNOVER RATE                                                   24%                 24%








---------------------------------------------

(a)  Commenced operations on September 1, 2000.
(b)  Annualized.

See Notes to Financial Statements.

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[LOGO] THE ADVOCACY FUND
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (unaudited)
December 31, 2001
--------------------------------------------------------------------------------

NOTE 1.  ORGANIZATION

This report relates to The Advocacy Fund (the "Fund"), a diversified series of Forum Funds (the "Trust"). The Trust is a Delaware business trust that is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "Act"). The Fund commenced operations on September 1, 2000 and is devoted to making socially responsible investments. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund's shares of beneficial interest without par value.

NOTE 2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

These financial statements are prepared in accordance with accounting principles generally accepted in the United States, which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from these estimates. The following summarizes the significant accounting policies of the Fund:

SECURITY VALUATION - Generally, the Trust determines the net asset value per share of the Fund as of the close of the regular trading day on the New York Stock Exchange on each Fund business day. Securities, other than short-term securities, held by the Fund, and for which market quotations are readily
available,   are  valued  using  the  last  reported  sales  price  provided  by independent pricing services. If no sales price is reported, the mean of the last bid and ask price is used. In the absence of readily available market quotations, securities are valued at fair value as determined by the Trust's Board of Trustees. Securities that mature in sixty days or less are valued at amortized cost. Investments in other open-end investment companies are valued at net asset value.

SECURITY TRANSACTIONS AND INVESTMENT INCOME - Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded as earned. Identified cost of investments sold is used to determine gain and loss for both financial statement and federal income tax purposes.

REPURCHASE AGREEMENTS - The Fund may invest in repurchase agreements. The Fund, through its custodian, receives delivery of the underlying securities, whose market value must always exceed the repurchase price. In the event of default, the Fund may have difficulties disposing of such securities.

DISTRIBUTIONS TO SHAREHOLDERS - Distributions of net investment income and net capital gain, if any, are declared and paid at least annually. Distributions are based on amounts calculated in accordance with applicable income tax regulations, which may differ from generally accepted accounting principles. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

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                                                        [LOGO] THE ADVOCACY FUND
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NOTES TO FINANCIAL STATEMENTS (unaudited)
December 31, 2001
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FEDERAL TAXES - The Fund intends to qualify each year as a regulated  investment company and distribute all its taxable income. In addition, by distributing in each calendar year substantially all its net investment income, capital gain and certain other amounts, if any, the Fund will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required.

EXPENSE ALLOCATION - The Trust accounts separately for the assets, liabilities and operations of each of its funds. Expenses that are directly attributable to more than one fund are allocated among the respective funds in proportion to each fund's average daily net assets.

ADOPTION OF NEW ACCOUNTING GUIDE - In November 2000, the American Institute of Certified Public Accountants ("AICPA") issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide applies to annual financial statements issued for fiscal years beginning December 15, 2000. The adoption of the Guide has not had a material effect on the Fund's financial statements.


NOTE 3.  ADVISORY FEES AND OTHER TRANSACTIONS WITH RELATED PARTIES

INVESTMENT ADVISER - The Fund's investment adviser is Trillium Asset Management Corporation (the "Adviser"), originally founded in 1982. The Adviser has been owned by its employees since inception. Pursuant to an Investment Advisory Agreement, the Adviser receives an advisory fee from the Fund at an annual rate of 0.65% of the Fund's average daily net assets.

ADMINISTRATOR - The Fund's administrator is Forum Administrative Services, LLC ("FAdS"). For its services, FAdS receives an administrative fee of $2,000 per month and 0.05% of the average daily net assets of the Fund for the first $1 billion of Fund assets.

TRANSFER AGENT - The Fund's transfer agent and dividend disbursing agent is Forum Shareholder Services, LLC ("FSS"). FSS receives from the Fund a monthly fee of $2,000, a monthly shareholder account fee of $2 per shareholder account, a monthly internet services fee of $500 and out-of-pocket expenses.

DISTRIBUTOR - Forum Fund Services, LLC ("FFS"), a registered broker-dealer and a member of the National Association of Securities Dealers, Inc., is the Fund's distributor. The Trust has adopted a Distribution Plan pursuant to Rule 12b-1 under the Act with respect to the Fund under which the Trust reimburses FFS for the distribution expenses incurred by FFS or its agents on behalf of the Fund in an amount up to 0.25% of the Fund's average daily net assets. FFS may pay any or all amounts of these payments to various institutions that provide distribution or shareholder services for the Fund. For the period of this report, the Fund was not charged a distribution fee.

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[LOGO] THE ADVOCACY FUND
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NOTES TO FINANCIAL STATEMENTS (unaudited)
December 31, 2001
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OTHER SERVICE PROVIDERS - Forum Accounting Services,  LLC ("FAcS") provides fund accounting services to the Fund. For its services, FAcS receives a monthly fee of $3,000 and an annual fee of 0.02% of the average daily net assets of the Fund up to $100 million, 0.005% thereafter and out-of-pocket expenses. The custodian is Forum Trust, LLC, to which the Fund pays an annual maintenance fee of $3,600, plus 0.01% of the Fund average daily net assets, certain transactional fees and out-of-pocket expenses.

NOTE 4.  WAIVER OF FEES AND REIMBURSEMENT OF EXPENSES

The Adviser contractually waived $4,877 in fees and reimbursed certain expenses totaling $65,383 for the period from July 1, 2001 to December 31, 2001.

NOTE 5.  SECURITY TRANSACTIONS

The cost of purchases and proceeds from sales of securities, other than short-term investments, for the period July 1, 2001 to December 31, 2001, were $1,072,815 and $353,694, respectively.

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                               INVESTMENT ADVISER
                     TRILLIUM ASSET MANAGEMENT CORPORATION
                              711 Atlantic Avenue
                          Boston, Massachusetts 02111

                                  DISTRIBUTOR
                            FORUM FUND SERVICES, LLC
                              Two Portland Square
                             Portland, Maine 04101

                                 TRANSFER AGENT
                        FORUM SHAREHOLDER SERVICES, LLC
                              Two Portland Square
                             Portland, Maine 04101

               This report is authorized for distribution only to
                shareholders and others who have received a copy
                           of the Fund's prospectus.


                                       THE
                               [LOGO} ADVOCACY
                                       FUND

                               Two Portland Square
                              Portland, Maine 04101
                                  800-448-0974
                              www.advocacyfund.com
                              Nasdaq Ticker - ADVOX